UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                              615 E. MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30, 2005
                         ------------------

Date of reporting period:  SEPTEMBER 30, 2005
                           ------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                     CHASE
                                  GROWTH FUND

                                 CHASE MID-CAP
                                  GROWTH FUND

                                 Annual Report
                            Dated September 30, 2005

                      Chase Investment Counsel Corporation
                               300 Preston Avenue
                                   Suite 403
                      Charlottesville, Virginia 22902-5091

                             Advisor: 434-293-9104
                      Shareholder Servicing: 888-861-7556
                                www.chaseinv.com

                                  CHASE FUNDS

November 11, 2005

Dear Fellow Shareholders:

  We are pleased to present our combined annual report for the Chase Growth
Fund (NASDAQ: CHASX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX). As we write this annual review, over 14,000 shareholders had $495 million invested in CHASX, up from $198 million a year earlier, while CHAMX has grown to $17 million and over 300 shareholders, up from $10.5 million at this time last year. We appreciate the trust all of you have placed in our management and we want to extend a special welcome to all the new shareholders since our May 6th letter.

FUND PERFORMANCE

Six Month Period Ended 9/30/05
------------------------------

   Chase Growth Fund                        +7.15%     Chase Mid-Cap Growth Fund      +12.44%
   S&P 500 Index                            +5.02%     S&P 500 Index                   +5.02%
   Russell 1000 Growth Index                +6.58%     Russell MidCap Growth Index    +10.20%
   Lipper Large Cap Growth Funds Index      +8.79%     Lipper MidCap Growth Funds     +10.63%

  Lipper Analytics Services, Inc.1<F1> ranked the Chase Growth Fund (based on total return) #2 out of 453, #334 out of 577 and #78 out of 678 funds in its Large Cap Growth Universe for the five years, three years and one year ended 9/30/05. Lipper also ranked the Chase Mid-Cap Growth Fund (based on total return) #311 out of 441 funds and #24 out of 541 in its Mid-Cap Growth Fund Universe for the three years and one year ended 9/30/05. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be obtained by calling 888-861-7556.

  On September 30th the Chase Growth Fund was invested in 41 stocks, which on average were rated A quality by Value Line. They range in market capitalization from $188.2 billion (Johnson & Johnson) to $8.5 billion (Rockwell Collins). For the six months ended September 30th, our five best performing stocks were Burlington Resources +50.63%, Halliburton Co. +49.53%, America Movil SA de CV ADR +44.21%, Suncor Energy, Inc. +40.16%, and XTO Energy +29.84%.

  On September 30th the Chase Mid-Cap Growth Fund was invested in 36 stocks, which on average were rated B++ quality by Value Line. They range in market capitalization from $27.6 billion (Suncor Energy) to $1.7 billion (MICROS Systems). For the six months ended September 30th, our five best performing stocks were Chesapeake Energy Corp. +67.19%, TODCO +57.18%, Florida Rock Industries, Inc. +54.69%, EOG Resources, Inc. +50.40%, and Suncor Energy Inc. +42.61%.

  Our investment process combines fundamental, technical, and quantitative analysis. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. Both the Chase Growth Fund and the Chase Mid-Cap Growth portfolios include a diversified group of companies that we believe represent relatively outstanding investment opportunities. In the accompanying charts, we compare the characteristics of our Funds' stocks to the S&P 500 for the Chase Growth Fund and to the Russell MidCap Growth Index for the Chase Mid-Cap Fund.

  Chase Growth Fund stocks have enjoyed more consistent and higher five-year average annual earnings per share growth rates of 28% vs. 10% for the S&P. They are more profitable with a Return on Equity of 22% vs. 15%, and have stronger balance sheets with Debt to Total Capital of only 24% vs. 40%. Even with earnings growth rates almost three times as great they only sell at a 12% higher price/earnings multiple than the S&P 500 (18.0X vs. 16.1X) based on 2006 estimated earnings. Relative to their earnings growth and earnings reinvestment rates "Chase" stocks offer significantly better value than those in the S&P 500. Our stocks are selling at only 0.65 times their five-year historical growth rates compared to 1.70 times for the S&P 500 and 1.03 times their projected reinvestment rates compared to 1.69 times for the S&P 500.

September 30, 2005
                      CHASE GROWTH FUND STOCKS VS. S&P 500

                                      Chase Growth Fund Stocks       S&P 500
                                      ------------------------       -------
Last 5 Year Earnings Growth                     28%                    10%
Return On Equity                                22%                    15%
Reinvestment Rate                               18%                    10%
Debt Total Capital                              24%                    40%
Weighted Avg. Cap. (Billions)                  40.4                   85.6
Weighted Avg. Beta (Volatility)                0.90                   1.00
Price/Earnings Estimated 2006                  18.0                   16.1

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

September 30, 2005
                            FUNDAMENTALS AND RATIOS

 Chase Growth Fund             0.65          Chase Growth Fund             1.03
 S&P 500                       1.70          S&P 500                       1.69

 P/E TO FIVE-YEAR HISTORICAL GROWTH          P/E TO PROJECTED REINVESTMENT RATE

  Chase Mid-Cap Growth Fund stocks have characteristics similar to those in the Chase Growth Fund. They have enjoyed consistently much greater five-year average annual earnings per share growth rates of 30% vs. 19% for the Russell MidCap Growth Index. They have stronger balance sheets with Debt to Total Capital of only 27% vs. 38%. Even with earnings growth rates more than 50% greater they sell at a 19% discount to the price/earnings multiple of the Russell MidCap Growth Index (17.1X vs. 21.2X) based on 2006 estimated earnings. Relative to their earnings growth and earnings reinvestment rates these "Chase" stocks also offer significantly better value than those in the Russell MidCap Growth Index. Our mid-cap stocks are selling at only 0.58 times their five-year historical growth rates compared to 1.14 times for the Russell MidCap Growth Index and 1.04 times their projected reinvestment rates compared to 1.17 times for the Russell MidCap Growth Index.

September 30, 2005

           CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP GROWTH

                                 Chase Mid-Cap Growth
                                      Fund Stocks         Russell Midcap Growth
                                 --------------------     ---------------------
Last 5 Year Earnings Growth               30%                       19%
Return On Equity                          19%                       21%
Reinvestment Rate                         16%                       18%
Debt/ Total Capital                       27%                       38%
Weighted Avg. Cap. (Billions)             7.9                       7.3
Weighted Avg. Beta (Volatility)          0.99                      1.33
Price/Earnings Estimated 2006            17.1                      21.2

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

September 30, 2005
                            FUNDAMENTALS AND RATIOS

 Chase Mid-Cap Growth Fund     0.58          Chase Mid-Cap Growth Fund     1.04
 Russell Midcap Growth         1.14          Russell Midcap Growth         1.17

 P/E TO FIVE-YEAR HISTORICAL GROWTH          P/E TO PROJECTED REINVESTMENT RATE

  We believe equity valuations remain historically high. On September 30th, Ned Davis Research estimated total common stock market capitalization of 5,000 U.S. common stocks stood at 120.7% of nominal GDP. While that is down 31% from its 3/31/2000 historic peak of 174.0%, it is still high compared to ratios of 86.6% and 79.4% at the 1929 and 1973 peaks.

  Lowry's Reports Inc. Supply/Demand analysis reflects months of deterioration and registered an Intermediate Sell Signal on October 10th. Moreover, their studies indicate that we are late in a cyclical bull market and that even if several price indexes are able to reach new highs a large number of individual stocks will have already started their declines. It's important to remember that the current uptrend has lasted 36 months, compared to the historical bull market average of 36 to 39 months. After peaking in August at 59.1%, Investors Intelligence Advisor Sentiment % Bulls got as low as 44.8% in late October.
This level is considered positive for stocks and is similar to the readings around the April market lows. Equity mutual funds historically hold cash as a percentage of total assets between 4% and 13%. They are notorious for holding very little cash at market tops. At the end of September, those funds had just 3.8% of their portfolios in cash and cash equivalents, slightly above the lowest percentage in the 51 year history of the data. Their lack of buying power is not a favorable sign.

  The market finished the seasonally unfavorable six months (May-October) for equities with a modest October decline. Since 1950 the S&P 500 has declined in 22 Octobers. As we begin the seasonably favorable six months it is interesting to note that 18 of those 22 down Octobers were followed by a net gain which averaged 5.9% during the following two months (November and December combined).

  As we reminded shareholders in our May letter, the 2000 to 2002 decline never reached undervaluation or even normal dividend yields. We did not have a recession during which consumers reduced their rate of consumption, paid down debts, and deferred demand for the next recovery. Instead the federal government, out of concern over the possibility of serious deflation, resorted to the stimulus of interest rate cuts, tax cuts, and huge deficit spending. Now with excess worldwide capacity, slowing earnings growth, high energy prices, higher inflation and rising interest rates, record high household debt and a negative U.S. saving rate, September's huge 12.2 point decline in the University of Michigan's Consumer Sentiment Measure (a 9.2 point decline in December 2000 was followed by a stock market decline which started the very next month.), equity prices seem vulnerable. At best we expect a volatile trading range market. Although we are entering the seasonally favorable six months (November-April) for equities, we are mindful that from the post-election year highs to the mid term year lows (from 1914) the Dow has fallen on average approximately 22%. We still expect a four-year cycle low in 2006.

  While much attention has been given to the Federal Reserve's twelve increases in the "federal funds rate" to hold down inflation and restrain the real estate boom, the FRB is still expanding liquidity as evidenced by an 11.8% increase in M-3 Money Supply (smoothed annualized 13-week rate of change) as of October 28th. We are searching for good quality growth stocks which still represent acceptable risk/reward opportunities. Since by policy we stay quite fully invested in stocks, we assume our shareholders have reserves for unexpected expenses as well as purchasing power reserves to take advantage of any significant market declines. Chase Investment Counsel does not believe the outlook is favorable enough for investors to be fully invested in equities.

  Chase Investment Counsel Corp. now manages over $4-1/2 billion for clients in 35 states. The Chase Growth Fund (CHASX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team and senior portfolio managers, David Scott, Brian Lazorishak, and myself that manage our large separate accounts. As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact. We remain tax sensitive and expect no taxable capital gains distributions this year for the Chase Growth Fund, but the Chase Mid-Cap Growth Fund is expected to distribute a modest long term capital gain sometime before the end of calendar year 2005.

  To discourage even legal short-term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares in either Fund held less than 60 days. Such fees remain in the Fund for the benefit of all shareholders. As the assets in CHASX have grown the expense ratio has continued to decline. Annualized expenses for the six months ended September 30th totaled only 1.16%. On the Chase Mid-Cap Growth Fund, our expense ratio remains capped at 1.48%; we plan to waive front-end commissions through 2006 and there are no annual 12-b-1 fees. Moreover, we intend to manage CHAMX as a diversified mid-cap fund as we have been doing for most of its existence.

  As one of the largest individual shareholders in both of our funds, I assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks. We are pleased that for the third consecutive year, based on consistent management and long term performance USA Today selected CHASX to their 2005 All-Star Mutual Fund Team within the Moderate Large Cap Growth category2<F2>. The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together. Listed below are the 10 largest holdings as of September 30, 2005.

                                TOP 10 HOLDINGS

  Chase Growth Fund (CHASX)               Chase Mid-Cap Growth Fund (CHAMX)
  -------------------------               ---------------------------------
   1.  Burlington Resources                1.  Coventry Health Care, Inc.
   2.  UnitedHealth Group, Inc.            2.  Oshkosh Truck Corp.
   3.  Amgen, Inc.                         3.  Suncor Energy, Inc.
   4.  Wellpoint Inc.                      4.  XTO Energy
   5.  America Movil SA de CV ADR          5.  Florida Rock Industries
   6.  Halliburton Co.                     6.  Energen Corp.
   7.  Walgreen Co.                        7.  EOG Resources
   8.  Caremark Rx, Inc.                   8.  Penn National Gaming
   9.  United Technologies                 9.  Legg Mason, Inc.
  10.  St. Jude Medical, Inc.             10.  Constellation Brands

/s/  Derwood S. Chase, Jr.               /s/  David B. Scott

Derwood S. Chase, Jr., CIC,              David B. Scott, CFA,
President & C.I.O.                       Sr. V.P. & Senior Portfolio Manager
Chase Investment Counsel Corporation     Chase Investment Counsel Corporation

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. THE MID-CAP GROWTH FUND INVESTS IN MID-CAP COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. THE FUND IS FILED AS A NON-DIVERSIFIED FUND, MEANING IT MAY CONCENTRATE ITS ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND. THEREFORE, THE FUND IS MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY. HOWEVER, CURRENTLY AND DURING THE PAST YEAR IT HAS BEEN DIVERSIFIED AND OWNED 36 STOCKS AS OF SEPTEMBER 30, 2005.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. You cannot invest directly in an index.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. You cannot invest directly in an index.

The Russell MidCap Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. You cannot invest directly in an index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges. You cannot invest directly in an index.

1<F1> Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges. Please note our Chase funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

2<F2> Additional criteria for the award are: diversified U.S. stock funds only, above average performance within their category over the past five years, manager tenure of at least five years and accessibility.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Fund holdings are subject to change and are not a recommendation to buy or sell any security.

The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

The Return on Equity ("ROE") is the amount earned on a company's common stock investment for a given period.

Weighted Average Market Capital: Market capitalization is the value of a company where market cap is calculated by multiplying the number of outstanding shares by the current share price. Weighted average market capitalization represents an average market cap, where securities with larger market caps are weighted more heavily than those with smaller market caps. Represents average weighted average market cap on the securities in the portfolio, not the actual weighted average market cap on the portfolio.

Debt to total capital-ratio shows the relationship between a company's debt and its available capital, indicating the financial leverage of the company.

Quasar Distributors, LLC, distributor.  (11/05)

                                 CHASE FUNDS

ALLOCATION OF PORTFOLIO ASSETS - SEPTEMBER 30, 2005 (UNAUDITED)

CHASE GROWTH FUND

 Consumer Cyclical - 9%
 Consumer Staples - 11%
 Energy - 17%
 Financials - 8%
 Health Care - 28%
 Industrials - 11%
 Information Technology - 4%
 Telecommunication Services - 4%
 Utilities - 3%
 Short-Term Investments - 5%

CHASE MID-CAP GROWTH FUND

 Consumer Cyclical - 15%
 Consumer Staples - 5%
 Energy - 20%
 Financials - 12%
 Health Care - 19%
 Industrials - 14%
 Information Technology - 2%
 Utilities - 3%
 Short-Term Investments - 10%

EXPENSE EXAMPLE AT SEPTEMBER 30, 2005 (UNAUDITED)

  As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/05 - 9/30/05).

ACTUAL EXPENSES

  The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.39% and 1.48% in the Chase Growth Fund and Chase Mid-Cap Growth Fund, respectively, per the advisory agreement. Although the Fund(s) charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning          Ending            Expenses Paid
                                            Account Value     Account Value        During Period
                                                4/1/05           9/30/05       4/1/05 - 9/30/05*<F3>
                                            -------------     -------------    ---------------------
ACTUAL
     Chase Growth Fund                        $1,000.00         $1,071.50              $6.02
     Chase Mid-Cap Growth Fund                $1,000.00         $1,124.40              $7.88

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
     Chase Growth Fund                        $1,000.00         $1,019.25              $5.87
     Chase Mid-Cap Growth Fund                $1,000.00         $1,017.65              $7.49

*<F3> Expenses are equal to each Fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense. For the six month period ended September 30, 2005, the annualized expense ratios of the Chase Growth Fund and the Chase Mid-Cap Growth Fund were 1.16% and 1.48%, respectively.

                              CHASE GROWTH FUND

     Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund versus the S&P 500 Index and the
                      Lipper Large Cap Growth Fund Index.

                                                              Lipper Large Cap
Date            Chase Growth Fund        S&P 500 Index       Growth Fund Index
----            -----------------        -------------       -----------------
12/2/97              $10,000                $10,000               $10,000
12/31/97             $10,200                $10,001                $9,979
3/31/98              $11,432                $11,396               $11,440
6/30/98              $11,602                $11,772               $12,022
9/30/98              $10,691                $10,601               $10,785
12/31/98             $13,224                $12,859               $13,618
3/31/99              $13,884                $13,500               $14,698
6/30/99              $14,155                $14,451               $15,251
9/30/99              $13,674                $13,549               $14,626
12/31/99             $16,747                $15,565               $18,361
3/31/2000            $17,478                $15,922               $19,854
6/30/2000            $16,948                $15,498               $18,405
9/30/2000            $17,708                $15,348               $18,097
12/31/2000           $17,238                $14,148               $14,749
3/31/2001            $15,503                $12,470               $11,496
6/30/2001            $15,899                $13,199               $12,269
9/30/2001            $14,438                $11,260                $9,831
12/31/2001           $14,872                $12,466               $11,229
3/31/2002            $15,228                $12,500               $10,944
6/30/2002            $14,710                $10,825                $9,213
9/30/2002            $13,519                 $8,954                $7,737
12/31/2002           $12,858                 $9,710                $8,073
3/31/2003            $12,848                 $9,404                $7,948
6/30/2003            $13,845                $10,851                $9,022
9/30/2003            $13,703                $11,139                $9,310
12/31/2003           $15,157                $12,496               $10,249
3/31/2004            $16,419                $12,707               $10,374
6/30/2004            $16,592                $12,926               $10,473
9/30/2004            $16,429                $12,684               $10,013
12/31/2004           $17,721                $13,855               $11,013
3/31/2005            $18,056                $13,557               $10,509
6/30/2005            $18,412                $13,742               $10,873
9/30/2005            $19,348                $14,237               $11,433

                                                      ONE         THREE        FIVE     SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURN AS OF SEPT. 30, 2005      YEAR        YEAR         YEAR        (12/2/97)
------------------------------------------------      ----        ----         ----     ---------------
Chase Growth Fund                                    17.77%      12.68%        1.79%         8.79%
S&P 500 Index                                        12.25%      16.72%       -1.49%         4.61%
Lipper Large Cap Growth Funds Index                  14.18%      13.90%       -8.78%         1.72%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com. Returns reflect
                                       ----------------
reinvestment of dividends and capital gains distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc. The Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The funds in this index have a similar investment objective as the Chase Growth Fund.

                          CHASE MID-CAP GROWTH FUND

 Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund versus the Russell MidCap Growth Index.

Date             Chase Mid-Cap Growth Fund         Russell MidCap Growth Index
----             -------------------------         ---------------------------
9/1/2002                  $10,000                            $10,000
9/30/2002                  $9,779                             $9,206
12/31/2002                 $9,463                            $10,049
3/31/2003                  $9,443                            $10,047
6/30/2003                 $10,171                            $11,932
9/30/2003                 $10,346                            $12,786
12/31/2003                $11,214                            $14,341
3/31/2004                 $12,127                            $15,034
6/30/2004                 $12,499                            $15,192
9/30/2004                 $12,298                            $14,534
12/31/2004                $13,566                            $16,560
3/31/2005                 $14,118                            $16,284
6/30/2005                 $14,866                            $16,842
9/30/2005                 $15,873                            $17,945

                                                          ONE           THREE         SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURN AS OF SEPT. 30, 2005          YEAR           YEAR            (9/1/02)
------------------------------------------------          ----           ----         ---------------
Chase Mid-Cap Growth Fund                                29.07%         17.51%            16.17%
Russell MidCap Growth Index                              23.47%         24.92%            20.91%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com. Returns reflect
                                       ----------------
reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell MidCap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

                              CHASE GROWTH FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2005

  Shares       COMMON STOCKS:  96.0%                                  Value
  ------       ---------------------                                  -----
               ASSET MANAGEMENT:  2.9%
    168,200    Franklin Resources, Inc.                           $ 14,122,072
                                                                  ------------

               BEVERAGE:  1.9%
    158,200    PepsiCo, Inc.                                         8,971,522
                                                                  ------------

               BIOTECHNOLOGY:  5.3%
    258,200    Amgen, Inc.*<F4>                                     20,570,794
    102,200    Gilead Sciences, Inc.*<F4>                            4,983,272
                                                                  ------------
                                                                    25,554,066
                                                                  ------------

               COMPUTER HARDWARE:  1.4%
    198,400    Dell, Inc.*<F4>                                       6,785,280
                                                                  ------------

               CONGLOMERATES:  4.0%
     40,800    ITT Industries, Inc.                                  4,634,880
    286,900    United Technologies Corp.                            14,872,896
                                                                  ------------
                                                                    19,507,776
                                                                  ------------

               CONSUMER GOODS/SERVICES:  2.3%
    134,400    Fortune Brands, Inc.                                 10,930,752
                                                                  ------------

               DEFENSE:  6.1%
    119,400    General Dynamics Corp.                               14,274,270
    172,200    Lockheed Martin Corp.                                10,511,088
     95,800    Rockwell Collins, Inc.                                4,629,056
                                                                  ------------
                                                                    29,414,414
                                                                  ------------

               ENERGY/OIL & GAS EXPLORATION & PRODUCTION:  10.6%
    168,000    Apache Corp.                                         12,636,960
    323,800    Burlington Resources, Inc.                           26,331,416
    271,900    XTO Energy, Inc.                                     12,322,508
                                                                  ------------
                                                                    51,290,884
                                                                  ------------

               ENERGY/OIL SERVICE:  4.9%
    250,200    Halliburton Co.                                      17,143,704
     89,000    Nabors Industries, Ltd.*<F4>+<F5>                     6,392,870
                                                                  ------------
                                                                    23,536,574
                                                                  ------------

               ENERGY/OIL/GAS/COAL:  2.0%
    157,500    Suncor Energy, Inc.+<F5>                              9,533,475
                                                                  ------------

               FINANCE/BANKS:  1.4%
    116,800    Golden West Financial Corp.                           6,936,752
                                                                  ------------

               FINANCE/INFORMATION SERVICES:  2.0%
    101,600    Moody's Corp.                                         5,189,728
     97,400    The McGraw-Hill Companies, Inc.                       4,679,096
                                                                  ------------
                                                                     9,868,824
                                                                  ------------

               FOOD:  1.5%
    132,500    The Hershey Co.                                       7,461,075
                                                                  ------------

               HEALTH CARE BENEFITS:  8.8%
    410,300    UnitedHealth Group, Inc.                             23,058,860
    258,000    Wellpoint, Inc.*<F4>                                 19,561,560
                                                                  ------------
                                                                    42,620,420
                                                                  ------------

               HEALTH CARE PRODUCTS:  2.4%
    183,200    Johnson & Johnson                                    11,592,896
                                                                  ------------

               HEALTH CARE SERVICES:  4.8%
    322,400    Caremark Rx, Inc.*<F4>                               16,097,432
    141,600    Quest Diagnostics, Inc.                               7,156,464
                                                                  ------------
                                                                    23,253,896
                                                                  ------------

               HOTEL/MOTEL:  2.1%
    161,700    Marriott International, Inc. - Class A               10,187,100
                                                                  ------------

               INSURANCE - LIFE:  1.5%
    144,100    Metlife, Inc.                                         7,180,503
                                                                  ------------

               MACHINERY:  1.0%
     87,600    Danaher Corp.                                         4,715,508
                                                                  ------------

               MEDICAL PRODUCTS:  6.7%
    202,600    Medtronic, Inc.                                      10,863,412
    309,100    St. Jude Medical, Inc.*<F4>                          14,465,880
    149,300    Stryker Corp.                                         7,379,899
                                                                  ------------
                                                                    32,709,191
                                                                  ------------

               RETAIL - DISCOUNT:  2.6%
    238,600    Target Corp.                                         12,390,498
                                                                  ------------

               RETAIL - DEPARTMENT STORE:  2.1%
    215,500    J.C. Penney Company, Inc.                            10,219,010
                                                                  ------------

               RETAIL - DRUG STORES:  5.9%
    434,100    CVS Corp.                                            12,593,241
    372,900    Walgreen Co.                                         16,202,505
                                                                  ------------
                                                                    28,795,746
                                                                  ------------

               RETAIL - SPECIALTY:  2.2%
    340,200    Coach, Inc.*<F4>                                     10,668,672
                                                                  ------------

               TELECOMMUNICATIONS EQUIPMENT:  2.9%
    319,100    QUALCOMM, Inc.                                       14,279,725
                                                                  ------------

               UTILITIES - ELECTRIC/GAS:  3.0%
    183,900    Exelon Corp.                                          9,827,616
    101,700    FPL Group, Inc.                                       4,840,920
                                                                  ------------
                                                                    14,668,536
                                                                  ------------

               WIRELESS TELECOMMUNICATION:  3.7%
    684,100    America Movil SA de CV - ADR                         18,005,512
                                                                  ------------
               Total Common Stocks (Cost $393,284,654)             465,200,679
                                                                  ------------

               SHORT-TERM INVESTMENTS:  4.7%
 22,710,994    Vanguard Admiral Treasury Money Market Fund          22,710,994
                                                                  ------------
               Total Short-Term Investments (Cost $22,710,994)      22,710,994
                                                                  ------------
               Total Investments in Securities
                 (Cost $415,995,648):  100.7%                      487,911,673
               Liabilities in Excess of Other Assets:  (0.7)%       (3,586,327)
                                                                  ------------
               Net Assets:  100.0%                                $484,325,346
                                                                  ------------
                                                                  ------------

ADR - American Depositary Receipt
*<F4>     Non-income producing security.
+<F5>     U.S. traded security of a foreign issuer.

See accompanying Notes to Financial Statements.

                          CHASE MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2005

  Shares       COMMON STOCKS:  91.7%                                  Value
  ------       ---------------------                                  -----
               ASSET MANAGEMENT:  5.5%
     17,100    Eaton Vance Corp.                                   $   424,422
      4,800    Legg Mason, Inc.                                        526,512
                                                                   -----------
                                                                       950,934
                                                                   -----------

               BEVERAGE:  2.9%
     19,200    Constellation Brands, Inc. - Class A*<F6>               499,200
                                                                   -----------

               BROKERAGE:  2.5%
     24,800    E*Trade Financial Corp.*<F6>                            436,480
                                                                   -----------

               BUILDING:  3.5%
      9,350    Florida Rock Industries, Inc.                           599,241
                                                                   -----------

               COMPUTER SOFTWARE & SERVICES:  1.8%
      7,000    MICROS Systems, Inc.*<F6>                               306,250
                                                                   -----------

               CONGLOMERATES:  1.5%
      2,300    ITT Industries, Inc.                                    261,280
                                                                   -----------

               DEFENSE:  2.6%
      9,300    Rockwell Collins, Inc.                                  449,376
                                                                   -----------

               ELECTRICAL EQUIPMENT:  2.5%
     10,200    Ametek, Inc.                                            438,294
                                                                   -----------

               ENERGY/OIL & GAS EXPLORATION & PRODUCTION:  8.2%
      9,200    Chesapeake Energy Corp.                                 351,900
      9,100    Newfield Exploration Co.*<F6>                           446,810
     13,500    XTO Energy, Inc.                                        611,820
                                                                   -----------
                                                                     1,410,530
                                                                   -----------

               ENERGY/OIL SERVICE:  3.1%
      8,000    BJ Services Co.                                         287,920
      5,900    TODCO - Class A                                         246,089
                                                                   -----------
                                                                       534,009
                                                                   -----------

               ENERGY/OIL/GAS/COAL:  8.9%
      7,600    EOG Resources, Inc.                                     569,240
      6,512    Noble Energy, Inc.                                      305,413
     10,710    Suncor Energy, Inc.+<F7>                                648,276
                                                                   -----------
                                                                     1,522,929
                                                                   -----------

               FINANCE/BANKS:  2.3%
      2,600    City National Corp.                                     182,234
      3,540    Golden West Financial Corp.                             210,241
                                                                   -----------
                                                                       392,475
                                                                   -----------

               GAMING & LODGING:  5.6%
      6,300    Harrah's Entertainment, Inc.                            410,697
     17,900    Penn National Gaming, Inc.*<F6>                         556,869
                                                                   -----------
                                                                       967,566
                                                                   -----------

               HEALTH CARE BENEFITS:  7.3%
      9,550    Coventry Health Care, Inc.*<F6>                         821,491
      5,700    WellChoice Inc.*<F6>                                    432,630
                                                                   -----------
                                                                     1,254,121
                                                                   -----------

               HEALTH CARE SERVICES:  2.7%
      9,800    Covance Inc.*<F6>                                       470,302
                                                                   -----------

               HOSPITALS:  2.7%
     11,800    Community Health Systems Inc.*<F6>                      457,958
                                                                   -----------

               HOUSEHOLD PRODUCTS:  2.0%
      6,000    Energizer Holdings, Inc.*<F6>                           340,200
                                                                   -----------

               INSURANCE - PROPERTY/CASUALTY/TITLE:  2.0%
     11,800    HCC Insurance Holdings, Inc.                            336,654
                                                                   -----------

               LEISURE TIME:  2.7%
     13,100    SCP Pool Corp.                                          457,583
                                                                   -----------

               MACHINERY:  4.2%
     16,800    Oshkosh Truck Corp.                                     725,088
                                                                   -----------

               MEDICAL PRODUCTS:  2.5%
      5,400    ResMed Inc.*<F6>                                        430,110
                                                                   -----------

               MEDICAL SYSTEMS/EQUIPMENT:  4.3%
      4,800    Fisher Scientific International, Inc.*<F6>              297,840
     10,300    Respironics, Inc.*<F6>                                  434,454
                                                                   -----------
                                                                       732,294
                                                                   -----------

               RETAIL - APPAREL:  2.1%
     12,000    Urban Outfitters, Inc.*<F6>                             352,800
                                                                   -----------

               RETAIL - DEPARTMENT STORE:  2.6%
     13,200    Nordstrom, Inc.                                         453,024
                                                                   -----------

               RETAIL - SPECIALTY:  2.3%
     12,500    Coach, Inc.*<F6>                                        392,000
                                                                   -----------

               UTILITIES - ELECTRIC/GAS:  3.4%
     13,700    Energen Corp.                                           592,662
                                                                   -----------
               Total Common Stocks (Cost $11,812,650)               15,763,360
                                                                   -----------

               SHORT-TERM INVESTMENTS:  10.1%
  1,745,101    Federated Cash Trust Treasury Money Market Fund       1,745,101
                                                                   -----------
               Total Short-Term Investments (Cost $1,745,101)        1,745,101
                                                                   -----------
               Total Investments in Securities
                 (Cost $13,557,751):  101.8%                        17,508,461
               Liabilities in Excess of Other Assets:  (1.8)%         (306,685)
                                                                   -----------
               Net Assets:  100.0%                                 $17,201,776
                                                                   -----------
                                                                   -----------

*<F6>     Non-income producing security.
+<F7>     U.S. traded security of a foreign issuer.

See accompanying Notes to Financial Statements.

                                 CHASE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2005

                                                                            Chase           Chase Mid-Cap
                                                                         Growth Fund         Growth Fund
                                                                         -----------        -------------
ASSETS
   Investments in securities, at value
     (identified cost $415,995,648 and $13,557,751, respectively)        $487,911,673         $17,508,461
   Receivables
       Securities sold                                                             --             156,377
       Fund shares issued                                                   1,556,528              22,247
       Dividends and interest                                                 180,861               8,288
   Prepaid expenses                                                            16,768               9,102
                                                                         ------------         -----------
           Total assets                                                   489,665,830          17,704,475
                                                                         ------------         -----------
LIABILITIES
   Payables
       Securities purchased                                                 4,825,662             460,824
       Due to Advisor                                                         383,816               5,468
       Fund shares redeemed                                                    33,203                  --
       Due to Custodian                                                         6,470                 411
       Administration fees                                                     31,519               2,052
       Audit fees                                                              15,961              16,213
       Transfer agent fees                                                     15,147               5,011
       Fund accounting fees                                                     9,131               3,882
       Custody fees                                                             4,129                 522
       Chief Compliance Officer fee                                             2,420                 112
       Shareholder servicing fees                                                  --               3,419
   Accrued expenses                                                            13,026               4,785
                                                                         ------------         -----------
           Total liabilities                                                5,340,484             502,699
                                                                         ------------         -----------
NET ASSETS                                                               $484,325,346         $17,201,776
                                                                         ------------         -----------
                                                                         ------------         -----------
CALCULATION OF NET ASSET VALUE PER SHARE
   Net assets applicable to shares outstanding                           $484,325,346         $17,201,776
   Shares issued and outstanding [unlimited number of shares
     (par value $0.01) authorized]                                         25,469,705             548,373
                                                                         ------------         -----------
   Net asset value, offering and redemption price per share              $      19.02         $     31.37
                                                                         ------------         -----------
                                                                         ------------         -----------
COMPONENTS OF NET ASSETS
   Paid-in capital                                                       $415,561,987         $12,877,589
   Accumulated net realized gain/(loss) from investments                   (3,152,666)            373,477
   Net unrealized appreciation on investments                              71,916,025           3,950,710
                                                                         ------------         -----------
           Net assets                                                    $484,325,346         $17,201,776
                                                                         ------------         -----------
                                                                         ------------         -----------

See accompanying Notes to Financial Statements.

                                 CHASE FUNDS

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2005

                                                                            Chase            Chase Mid-Cap
                                                                         Growth Fund          Growth Fund
                                                                         -----------         -------------
INVESTMENT INCOME
   Income
       Dividends (Net of foreign taxes withheld
         of $5,375 and $315, respectively)                                $ 2,335,559          $   63,994
       Interest                                                               389,813              22,354
                                                                          -----------          ----------
           Total income                                                     2,725,372              86,348
                                                                          -----------          ----------
   Expenses
       Advisory fees (Note 4)                                               2,986,744             121,125
       Administration fees (Note 4)                                           299,337              18,329
       Fund accounting fees                                                    49,690              25,049
       Custody fees                                                            45,553               6,314
       Transfer agent fees                                                     43,879              20,715
       Registration fees                                                       29,516               8,798
       Printing and mailing fees                                               21,801              11,118
       Audit fees                                                              15,827              22,320
       Trustees fees                                                           14,101               6,669
       Legal fees                                                              12,357              10,126
       Insurance fees                                                          11,910               1,103
       Chief Compliance Officer fee (Note 4)                                    7,200                 332
       Miscellaneous                                                            5,408               2,386
       Shareholder servicing fees                                                  --              30,281
                                                                          -----------          ----------
           Total expenses                                                   3,543,323             284,665
           Less: Expenses waived by Advisor (Note 4)                               --            (105,400)
                                                                          -----------          ----------
           Net expenses                                                     3,543,323             179,265
                                                                          -----------          ----------
               NET INVESTMENT LOSS                                           (817,951)            (92,917)
                                                                          -----------          ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from investments                                 (268,196)            373,478
   Net change in unrealized appreciation on investments                    49,024,163           2,844,189
                                                                          -----------          ----------
       Net realized and unrealized gain on investments                     48,755,967           3,217,667
                                                                          -----------          ----------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $47,938,016          $3,124,750
                                                                          -----------          ----------
                                                                          -----------          ----------

See accompanying Notes to Financial Statements.

                              CHASE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Year                Year
                                                                            Ended               Ended
                                                                        Sept. 30, 2005      Sept. 30, 2004
                                                                        --------------      --------------
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                                   $   (817,951)       $ (1,042,694)
   Net realized gain/(loss) from investments                                 (268,196)          8,994,350
   Net change in unrealized appreciation on investments                    49,024,163          14,338,611
                                                                         ------------        ------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                47,938,016          22,290,267
                                                                         ------------        ------------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change
     in outstanding shares (a)<F8>                                        259,948,902          49,648,920
                                                                         ------------        ------------
       TOTAL INCREASE IN NET ASSETS                                       307,886,918          71,939,187
                                                                         ------------        ------------

NET ASSETS
Beginning of year                                                         176,438,428         104,499,241
                                                                         ------------        ------------
END OF YEAR                                                              $484,325,346        $176,438,428
                                                                         ------------        ------------
                                                                         ------------        ------------

(a)<F8>  A summary of share transactions is as follows:

                                                      Year                                    Year
                                                     Ended                                   Ended
                                                 Sept. 30, 2005                          Sept. 30, 2004
                                         ------------------------------           -----------------------------
                                         Shares         Paid-in Capital           Shares        Paid-in Capital
                                         ------         ---------------           ------        ---------------
Shares sold                             16,424,194        $293,286,334           4,247,623        $ 66,102,436
Shares redeemed*<F9>                    (1,880,958)        (33,337,432)         (1,078,013)        (16,453,516)
                                        ----------        ------------          ----------        ------------
Net increase                            14,543,236        $259,948,902           3,169,610        $ 49,648,920
                                        ----------        ------------          ----------        ------------
                                        ----------        ------------          ----------        ------------
*<F9>  Net of redemption fees of                          $     49,695                            $     33,454
                                                          ------------                            ------------
                                                          ------------                            ------------

See accompanying Notes to Financial Statements.

                          CHASE MID-CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Year                Year
                                                                       Ended               Ended
                                                                   Sept. 30, 2005      Sept. 30, 2004
                                                                   --------------      --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                               $   (92,917)         $  (70,440)
   Net realized gain from investments                                    373,478             206,224
   Net change in unrealized appreciation on investments                2,844,189             867,208
                                                                     -----------          ----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            3,124,750           1,002,992
                                                                     -----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain on investments                                 (93,050)                 --
                                                                     -----------          ----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change
     in outstanding shares (a)<F10>                                    6,028,453           3,470,599
                                                                     -----------          ----------
       TOTAL INCREASE IN NET ASSETS                                    9,060,153           4,473,591
                                                                     -----------          ----------

NET ASSETS
Beginning of year                                                      8,141,623           3,668,032
                                                                     -----------          ----------
END OF YEAR                                                          $17,201,776          $8,141,623
                                                                     -----------          ----------
                                                                     -----------          ----------

(a)<F10>  A summary of share transactions is as follows:

                                                                      Year                                    Year
                                                                      Ended                                   Ended
                                                                 Sept. 30, 2005                          Sept. 30, 2004
                                                          ----------------------------            -----------------------------
                                                          Shares       Paid-in Capital            Shares        Paid-in Capital
                                                          ------       ---------------            ------        ---------------
Shares sold                                               261,466         $ 7,258,335             167,602          $3,783,102
Shares issued on reinvestments of distributions             3,447              92,823                  --                  --
Shares redeemed*<F11>                                     (48,739)         (1,322,705)            (13,284)           (312,503)
                                                          -------         -----------             -------          ----------
Net increase                                              216,174         $ 6,028,453             154,318          $3,470,599
                                                          -------         -----------             -------          ----------
                                                          -------         -----------             -------          ----------
*<F11>  Net of redemption fees of                                         $       760
                                                                          -----------
                                                                          -----------

See accompanying Notes to Financial Statements.

                              CHASE GROWTH FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year             Year              Year             Year              Year
                                               Ended             Ended            Ended             Ended            Ended
                                             Sept. 30,         Sept. 30,        Sept. 30,         Sept. 30,        Sept. 30,
                                                2005             2004              2003             2002              2001
                                             ---------         ---------        ---------         ---------        ---------
Net asset value, beginning of year             $16.15           $13.47            $13.29           $14.23            $17.69
                                               ------           ------            ------           ------            ------
Income from investment operations:
   Net investment income/(loss)                 (0.05)(1)<F12>   (0.10)            (0.05)           (0.05)(1)<F12>     0.05
   Net realized and unrealized
     gain/(loss) on investments                  2.92             2.78              0.23            (0.85)            (3.28)
                                               ------           ------            ------           ------            ------
Total from investment operations                 2.87             2.68              0.18            (0.90)            (3.23)
                                               ------           ------            ------           ------            ------
Less distributions:
   From net investment income                      --               --                --            (0.04)            (0.01)
   From net realized gain                          --               --                --               --             (0.22)
                                               ------           ------            ------           ------            ------
Total distributions                                --               --                --            (0.04)            (0.23)
                                               ------           ------            ------           ------            ------
Paid-in capital from redemption fees             0.00(1)(2)       0.00(2)           0.00(2)            --                --
                                                   <F12><F13>        <F13>             <F13>
                                               ------           ------            ------           ------            ------
Net asset value, end of year                   $19.02           $16.15            $13.47           $13.29            $14.23
                                               ------           ------            ------           ------            ------
                                               ------           ------            ------           ------            ------

TOTAL RETURN                                   17.77%           19.90%             1.35%           (6.36%)          (18.47%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (thousands)          $484,325         $176,438          $104,499          $50,803           $33,922
Ratio of expenses to average net assets:
   Before expense
     reimbursement/recoupment                   1.18%            1.31%             1.42%            1.53%             1.57%
   After expense
     reimbursement/recoupment                   1.18%            1.37%(3)<F14>     1.48%            1.48%             1.48%
Ratio of net investment
  income/(loss) to average net assets:
   After expense
     reimbursement/recoupment                  (0.27%)          (0.77%)           (0.55%)          (0.32%)            0.34%
Portfolio turnover rate                        86.68%           84.09%           173.68%           96.06%            94.84%

(1)<F12>  Based on average shares outstanding.
(2)<F13>  Amount is  less than $0.01.
(3)<F14> Effective January 1, 2004, the Advisor contractually agreed to lower the net annual operating expense rate to 1.39%.

See accompanying Notes to Financial Statements.

                          CHASE MID-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                Year             Year              Year            Period            Period
                                               Ended             Ended            Ended             Ended            Ended
                                             Sept. 30,         Sept. 30,        Sept. 30,         Sept. 30,         Nov. 30,
                                                2005             2004              2003         2002(2)<F16>      2001(3)<F17>
                                             ---------         ---------        ---------       ------------      ------------
Net asset value, beginning of period           $24.51           $20.62            $19.49           $26.96            $20.00
                                               ------           ------            ------           ------            ------
Income from investment operations:
   Net investment loss                          (0.21)(1)<F15>   (0.21)            (0.08)           (0.02)            (0.35)
   Net realized and unrealized
     gain/(loss) on investments                  7.30             4.10              1.21            (0.70)             7.31
                                               ------           ------            ------           ------            ------
Total from investment operations                 7.09             3.89              1.13            (0.72)             6.96
                                               ------           ------            ------           ------            ------
Less distributions:
   From net realized gain                       (0.23)              --                --            (6.75)               --
                                               ------           ------            ------           ------            ------
Total distributions                             (0.23)              --                --            (6.75)               --
                                               ------           ------            ------           ------            ------
Paid-in capital from redemption fees             0.00(1)(4)         --                --               --                --
                                                   <F15><F18>
                                               ------           ------            ------           ------            ------
Net asset value, end of period                 $31.37           $24.51            $20.62           $19.49            $26.96
                                               ------           ------            ------           ------            ------
                                               ------           ------            ------           ------            ------

TOTAL RETURN                                   29.07%           18.87%             5.80%           (3.56%)           34.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $17,202           $8,142            $3,668             $527              $221
Ratio of expenses to average net assets:
   Before expense reimbursement                 2.34%            3.02%             7.27%           68.63%(5)<F19>    18.49%(5)<F19>
   After expense reimbursement                  1.48%            1.48%             1.48%            1.48%(5)<F19>     2.00%(5)<F19>
Ratio of net investment loss
  to average net assets:
   After expense reimbursement                 (0.77%)          (1.04%)           (0.88%)          (0.69%)(5)<F19>   (1.25%)(5)<F19>
Portfolio turnover rate                        68.88%           80.95%           129.00%            0.00%           683.55%

(1)<F15>  Based on average shares outstanding.
(2)<F16> The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002.
(3)<F17>  Commencement of operations was January 1, 2001.
(4)<F18>  Amount is less than $0.01.
(5)<F19>  Annualized

See accompanying Notes to Financial Statements.

                                 CHASE FUNDS

NOTES TO FINANCIAL STATEMENTS AT SEPTEMBER 30, 2005

NOTE 1 - ORGANIZATION

    The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a "Fund" and collectively, the "Funds") are each a series of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Chase Growth Fund (the "Growth Fund") is a diversified fund. The investment objective of the Growth Fund is growth of capital and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $10 billion and above.

    The Chase Mid-Cap Growth Fund (the "Mid-Cap Fund") is a non-diversified fund. The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by primarily investing in common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization. The adviser considers a mid-cap security to be one that has a market capitalization of between $1 billion and $10 billion.

    The Growth Fund and the Mid-Cap Fund commenced operations on December 2, 1997 and January 1, 2001, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value.

    B. Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

    E. Redemption Fees. The Funds charge a 2% redemption fee to shareholders who redeem shares held for less than two months. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

    F. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2005, the Chase Growth Fund decreased accumulated net realized loss on investments and paid- in capital by $21,049 and $839,000, respectively, and decreased accumulated net investment loss by $817,951 due to certain permanent book and tax differences. For the year ended September 30, 2005, the Chase Mid-Cap Growth Fund decreased accumulated net investment loss and paid-in capital by $92,917 due to certain permanent book and tax differences.

NOTE 3 - SPECIAL MEETING OF SHAREHOLDERS - CHASE MID-CAP GROWTH FUND

    A Special Meeting of Shareholders (the "Special Meeting") of the Mid-Cap Fund was held on October 22, 2004 pursuant to notice duly given to all shareholders of record at the close of business on September 16, 2004. At the Special Meeting, shareholders were asked to approve the Plan of Reorganization of the Mid-Cap Fund into a series of the Trust. The number of shares voting for approval of the Plan of Reorganization was 237,490; the number of shares voting against approval of the Plan of Reorganization was 5,353; the number of shares abstaining was 0; and the number of broker non-votes was 0. As a result, effective October 22, 2004, substantially all of the assets and stated liabilities of the Mid-Cap Fund were transferred to the Trust as part of the Plan of Reorganization between the World Funds, Inc., on behalf of the Mid-Cap Fund series and the Trust. No gain or loss for Federal income tax purposes was recognized on the exchange.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the year ended September 30, 2005, Chase Investment Counsel Corporation (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended September 30, 2005, the Growth Fund and the Mid-Cap Fund incurred $2,986,744 and $121,125 in advisory fees, respectively.

    Each Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by each Fund and to pay each Fund's operating expenses to the extent necessary to limit the Growth Fund's and the Mid-Cap Fund's aggregate annual operating expenses to 1.39% and 1.48% of average net assets, respectively. Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Growth Fund's operations. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses. For the year ended September 30, 2005, the Advisor reduced its fees and absorbed Fund expenses in the amount of $105,400 in the Mid-Cap Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $293,378 at September 30, 2005 in the Mid-Cap Fund. Cumulative expenses subject to recapture expire as follows:

                         Year                  Amount
                         ----                   ------
                         2006                  $ 83,651
                         2007                   104,327
                         2008                   105,400
                                               --------
                                               $293,378
                                               --------
                                               --------

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. Prior to October 25, 2004, Commonwealth Shareholder Services, Inc. provided the Mid-Cap Fund with administrative services. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

GROWTH FUND

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $15 million                      $30,000
   $15 million to less than $50 million       0.20% of average daily net assets
   $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                     0.05% of average daily net assets

MID-CAP FUND

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $100 million                     0.15% of average daily net assets
   $100 million to less than $200 million     0.10% of average daily net assets
   More than $200 million                     0.05% of average daily net assets

    For the year ended September 30, 2005, the Growth Fund and the Mid-Cap Fund incurred $299,337 and $18,329 in administration fees, respectively.

    U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent to the Funds. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds' custodian.

    Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. Prior to October 25, 2004, First Dominion Capital Corp. served as the Mid-Cap Fund's principal underwriter. The Distributor is an affiliate of the Administrator.

    Certain officers of the Trust are also officers of the Administrator and the Distributor.

    For the year ended September 30, 2005, the Growth Fund and the Mid-Cap Fund were allocated $7,200 and $332 of the Chief Compliance Officer fee, respectively.

NOTE 5 - SHAREHOLDER SERVICING FEE

    The Mid-Cap Fund has entered into a Shareholder Servicing Agreement (the "Agreement") with the Advisor, under which the Fund pays servicing fees at an annual rate of 0.25% of the average daily net assets of the Fund. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended September 30, 2005, the Mid-Cap Fund incurred shareholder servicing fees of $30,281 under the Agreement.

NOTE 6 - SECURITIES TRANSACTIONS

    For the year ended September 30, 2005, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

                              Purchases                  Sales
                              ---------                  -----
    Growth Fund              $498,103,438            $248,250,156
    Mid-Cap Fund               12,477,102               7,731,743

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

    Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

    The tax character of distributions paid during the year ended September 30, 2005 was as follows:

                                  Growth Fund         Mid-Cap Fund
                                  -----------         ------------
    Long-term capital gains           $--               $93,050

    There were no distributions paid during the year ended September 30, 2004.

    As of September 30, 2005, the components of capital on a tax basis were as follows:

                                               Growth Fund      Mid-Cap Fund
                                               -----------      ------------
   Cost of investments                        $416,236,348       $13,557,751
                                              ------------       -----------
                                              ------------       -----------
   Gross unrealized appreciation                79,357,546         4,069,368
   Gross unrealized depreciation                (7,682,221)         (118,658)
                                              ------------       -----------
   Net unrealized appreciation                $ 71,675,325       $ 3,950,710
                                              ------------       -----------
                                              ------------       -----------
   Undistributed ordinary income              $         --       $        --
   Undistributed long-term capital gain                 --           373,477
                                              ------------       -----------
   Total distributable earnings               $         --       $   373,477
                                              ------------       -----------
                                              ------------       -----------
   Other accumulated gains/(losses)           $ (2,911,966)      $        --
                                              ------------       -----------
   Total accumulated earnings/(losses)        $ 68,763,359       $ 4,324,187
                                              ------------       -----------
                                              ------------       -----------

    The Growth Fund had a capital loss carryforward of $2,911,966 as of September 30, 2005, of which $2,864,146 expires in 2011 and $47,820 expires in 2013.

                                 CHASE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES
ADVISORS SERIES TRUST AND
SHAREHOLDERS OF:
CHASE GROWTH FUND
CHASE MID-CAP GROWTH FUND

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the "Trust"), including the schedules of investments, as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended for the Chase Growth Fund and the financial highlights for each of the three years in the period ended September 30, 2005, the period December 1, 2001 to September 30, 2002 and the period January 1, 2001 (commencement of operations) to November 30, 2001 for the Chase Mid-Cap Growth Fund. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Chase Growth Fund's financial highlights for each of the two years in the period ended September 30, 2002 have been audited by other auditors, whose report dated November 23, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Advisors Series Trust, as of September 30, 2005, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended for the Chase Growth Fund and the financial highlights for each of the three years in the period ended September 30, 2005, the period December 1, 2001 to September 30, 2002 and the period January 1, 2001 (commencement of operations) to November 30, 2001 for the Chase Mid-Cap Growth Fund, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
NOVEMBER 18, 2005

                                 CHASE FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee your Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE
ADDRESS                                                                                                            NUMBER OF
POSITION HELD WITH FUNDS                                                                        TRUSTEE            PORTFOLIOS
PRINCIPAL OCCUPATION(S) AND OTHER                                                               OF FUNDS          OVERSEEN IN
DIRECTORSHIPS DURING PAST FIVE YEARS                                                             SINCE         FUND COMPLEX*<F20>
------------------------------------                                                            --------       ------------------
Walter E. Auch, Born 1921                                                                         1997                 2
2020 E. Financial Way
Glendora, CA  91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago Board Options
Exchange and former President of Paine Webber
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928                                                                 2002                 2
2020 E. Financial Way
Glendora, CA  91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, BlackRock Funds,
Arena Pharmaceuticals, and Cancervax

Donald E. O'Connor, Born 1936                                                                     1997                 2
2020 E. Financial Way
Glendora, CA  91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                                                       2002                 2
2020 E. Financial Way
Glendora, CA  91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939                                                                  1997                 2
2020 E. Financial Way
Glendora, CA  91741
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank of San
Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957                                                                        1997                 2
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Funds' administrator
(since July 2001); Treasurer, Investec Funds; formerly, Executive Vice President,
Investment Company Administration, LLC ("ICA") (The Funds' former administrator).

Robert M. Slotky, Born 1947                                                                       N/A                 N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Funds' administrator (since
July 2001); formerly Senior Vice President, ICA (the Funds' former administrator).

Rodney A. DeWalt, Born 1967                                                                       N/A                 N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC (since
January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967                                                                        N/A                 N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

*<F20> The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

                                 CHASE FUNDS

NOTICE TO SHAREHOLDERS AT SEPTEMBER 30, 2005 (UNAUDITED)

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.
                        ------------------

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005

    Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at
http://www.sec.gov.
------------------

QUARTERLY FILINGS ON FORM N-Q

    The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Funds'
                                                ------------------
Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Forms N-Q is also available upon request by calling 1-888-861-7556.

                                    ADVISOR
                      Chase Investment Counsel Corporation
                         300 Preston Avenue, Suite 403
                         Charlottesville, VA 22902-5091

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                           425 Walnut Street M/L 6118
                              Cincinnati, OH 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                          Philadelphia, PA 19103-3638

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus, please call 1-888-861-7556.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                              FYE  9/30/2005           FYE  9/30/2004
                              --------------           --------------
Audit Fees                       $27,600                  $21,500
Audit-Related Fees                 N/A                      N/A
Tax Fees                          $4,400                   $4,000
All Other Fees                     N/A                      N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees               FYE  9/30/2005      FYE  9/30/2004
----------------------               --------------      --------------
Registrant                                N/A                 N/A
Registrant's Investment Adviser           N/A                 N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. THERE HAVE BEEN NO MATERIAL CHANGES TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   ---------------------------------------------------

     By (Signature and Title)  /s/ Eric M. Banhazl
                               ---------------------------------------
                               Eric M. Banhazl, President

     Date        12/06/05
            --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F21>  /s/ Eric M. Banhazl
                                     ---------------------------------
                                     Eric M. Banhazl, President

     Date        12/06/05
          ----------------------

     By (Signature and Title)*<F21>  /s/ Douglas G. Hess
                                     ---------------------------------
                                     Douglas G. Hess, Treasurer

     Date        12/06/05
          ----------------------

*<F21> Print the name and title of each signing officer under his or her signature.